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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) March 19, 2007
                                                        -----------------

                                  Joystar, Inc.
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             (exact name of registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
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Commission File Number                        IRS Employer Identification Number

               95 Argonaut St. First Floor, Aliso Viejo, CA 92656
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
              OFFICERS

Effective as of March 19, 2007, Joystar, Inc., a Nevada corporation (the "Company") appointed Jerry Galant as its new Chief Financial Officer.

Mr. Galant is a financial executive with over 30 years of experience, ranging from start-ups to large multi-national corporations. As the CFO of Pegasus Solutions, Mr. Galant successfully led IPO and follow-up offerings, raising over $140 million. From January 2005, through December, 2006, Mr. Galant was a CFO of HomeAway.com, the vacation renting listing site. He joined that company at its inception and led it through its formative stages, including raising $45 million in venture equity and $10 million in debt. He participated in the acquisition process of six companies. He launched and managed an accounting and HR department as the company grew to 125 employees within 18 months..

From July 2002 until December 2004, Mr. Galant was a Director of Research for Huberman Financial. He was responsible for institutional investment research providing coverage of the travel technology field, including companies such as Sabre, Orbitz, Priceline and Navigant. From October 2001 until June 2002, Mr. Galant served as the CFO of Travelhero.com, an online site specializing in hotel reservations. Mr. Galant is a graduate of University of Pennsylvania in Economics (B.A., 1971) and Harvard University (M.B.A., 1975).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 21, 2007                      JOYSTAR, INC.

                                           By: /s/ William M. Alverson
                                               ------------------------------
                                               William M. Alverson
                                               President


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